UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22121

PIMCO Income Opportunity Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	October 31, 2009

Date of reporting period:	April 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO SHAREHOLDERS

Contents

Letter to Shareholders	1

Fund Insights/Performance & Statistics	2

Schedule of Investments	3-10

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Changes in Net Assets	13

Statement of Cash Flows	14

Notes to Financial Statements	15-27

Financial Highlights	28

Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures/Changes to the Fund’s Investment Policies	29

PIMCO Income Opportunity Fund Letter to Shareholders

June 12, 2009

Dear Shareholder:

Please find enclosed the semi-annual report for the PIMCO Income Opportunity Fund (the “Fund”) for the fiscal six-month period ended April 30, 2009.

The U.S. bond market provided positive returns, although the Fund declined, during the reporting period as economic growth slowed, inflationary pressures receded and liquidity infusions improved credit market conditions and bolstered investor sentiment. In this environment, corporate bonds showed marked improvement. The Barclays Capital U.S. Aggregate Index and the Barclays Capital U.S. High Yield Bond Index returned 7.74% and 16.02%, respectively during the reporting period, outperforming the Barclays Capital Government Bond Index, which returned 5.85%. The Federal Reserve (“the Fed”) and U.S. Treasury Department moved aggressively during the reporting period to stave off bank failures and to inject liquidity into the banking system. The Fed reduced the Federal Funds rate during the reporting period, lowering the benchmark rate on loans between member banks from 1.00% to a target of 0% to 0.25%. In addition, the Fed pursued a policy of quantitative easing, buying securities from banks in order to add to the supply of cash available for lending.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

4.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 1

PIMCO Income Opportunity Fund Fund Insights/Performance & Statistics

April 30, 2009 (unaudited)

•	For the fiscal six-month period ended April 30, 2009, PIMCO Income Opportunity Fund (the “Fund”) declined 4.13% on net asset value (“NAV”) and 3.82% on market price.
•

The Fund’s exposure to the insurance sector weighed on performance, as the insurance sector was one of the worst performing sectors within the investment-grade corporate universe during the reporting period.

•	The Fund’s allocation to auto issues detracted from performance, as the auto sector underperformed the overall high-yield market.
•	The Fund’s holdings of asset-backed securities detracted from performance, as spreads on these issues widened during the reporting period.
•

The Fund’s commercial mortgage-backed securities (“CMBS”) holdings detracted from performance, as spreads widened by 134 basis points, represented by the Barclays Capital Investment Grade CMBS Index during the reporting period in response to technical and downgrade related selling.

•	Allocation to emerging market external debt contributed positively to performance. Amid improved market sentiment and increased risk tolerance, emerging markets debt rallied during the period.
•

Exposure to high-yield bonds was a positive contributor to performance. High-yield bonds posted strong returns, despite further deterioration of credit fundamentals, led by the upper quality tiers of high-yield bonds during the reporting period.

•

The Fund’s exposure to agency mortgage-backed securities contributed positively to performance, as high-grade mortgage-backed securities arranged by the major mortgage agencies fared better than the similar quality investment-grade corporate bonds during the six-month period.

Total Return(1):	Market Price	Net Asset Value (“NAV”)
Six Months	(3.82)%	(4.13)%
1 Year	(22.75)%	(23.43)%
Commencement of Operations (11/30/07) to 4/30/09	(18.04)%	(16.26)%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (11/30/07) to 4/30/09	Market Price	$16.27
NAV	NAV	$16.09
Market Price	Premium to NAV	1.12%
	Market Price Yield(2)	13.05%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value or market share price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund distributions.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of ordinary income) payable to shareholders by the market price per share at April 30, 2009.

2 PIMCO Income Opportunity Fund Semi-Annual Report | 4.30.09

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2009 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value
CORPORATE BONDS & NOTES – 46.4%

Airlines – 1.5%
	American Airlines, Inc.,
$1,250	6.817%, 11/23/12	B1/BB-	$887,500
1,474	8.608%, 10/1/12	Ba3/BB-	1,068,650
1,188	Continental Airlines, Inc., 7.707%, 10/2/22	Baa2/BBB	926,689
527	United Air Lines, Inc., 7.73%, 1/1/12	Ba3/BBB-	508,664
			3,391,503
Banking – 7.2%
1,000	American Express Bank, 0.563%, 5/29/12, FRN (i)	A2/A+	837,263
8,156	American Express Centurion Bank, 5.55%, 10/17/12	A2/A	7,796,859
2,100	Bank of America Corp., 8.00%, 1/30/18, FRN (g)	B3/BB-	1,194,627
3,000	Barclays Bank PLC, 6.05%, 12/4/17 (a)(d)	Baa1/A+	2,406,852
2,500	Rabobank Capital Funding Trust, 5.254%, 10/21/16, FRN (a)(d)(g)(i)	Aa2/AA-	1,376,835
600	Wachovia Bank N.A., 1.408%, 11/3/14, FRN	Aa3/AA	428,764
	Wachovia Corp., FRN,
1,000	1.23%, 4/23/12	A1/AA	886,930
1,750	1.261%, 10/15/11	A1/AA	1,588,806
			16,516,936
Energy – 1.7%
4,500	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)	Baa3/BBB-	3,925,989
Financial Services – 28.9%
1,000	American Express Credit Corp., 0.613%, 6/16/11, FRN (i)	A2/A	873,298
4,908	American General Finance Corp., 4.875%, 5/15/10	Baa2/BB+	3,264,870
	CIT Group, Inc., FRN,
2,250	1.318%, 11/3/10	Ba2/NR	1,497,969
2,360	1.481%, 2/13/12	Ba2/BBB-	1,298,899
	Citigroup, Inc.,
9,000	5.00%, 9/15/14 (i)	Baa1/A-	6,174,972
12,000	8.40%, 4/30/18, FRN (g)	Ca/C	8,041,440
	General Electric Capital Corp.,
710	1.158%, 11/1/12, FRN (i)	Aa2/AA+	603,455
940	1.259%, 4/10/12, FRN	Aa2/AA+	824,322
4,000	6.875%, 1/10/39 (i)	Aa2/AA+	3,145,956
	General Motors Acceptance Corp. LLC,
2,000	6.625%, 5/15/12	C/CCC	1,226,124
1,850	6.75%, 12/1/14	C/CCC	1,186,442
2,000	7.25%, 3/2/11	C/CCC	1,640,834
	Goldman Sachs Group, Inc.,
5,000	1.639%, 1/12/15, FRN (i)	A1/A	3,944,500
2,000	5.95%, 1/18/18	A1/A	1,859,206
€2,000	Green Valley Ltd., 5.045%, 1/10/11, FRN (a)(b)(d)	NR/BB+	2,550,909
	International Lease Finance Corp.,
$8,150	4.75%, 1/13/12 (i)	Baa2/BBB+	5,387,680
4,900	4.95%, 2/1/11	Baa2/BBB+	3,801,405
8,000	5.45%, 3/24/11 (i)	Baa2/BBB+	6,183,832
	Morgan Stanley,
2,000	1.449%, 1/9/14, FRN (i)	A2/A	1,617,168
2,500	1.611%, 10/15/15, FRN (i)	A2/A	1,892,025
3,000	5.75%, 10/18/16 (i)	A2/A	2,769,552

04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 3

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

Financial Services (continued)
	SLM Corp.,
$940	1.322%, 10/25/11, FRN	Baa2/BBB-	$636,344
220	2.48%, 6/15/13, FRN	Baa2/BBB-	100,459
200	2.48%, 12/15/13, FRN	Baa2/BBB-	51,140
€3,000	4.75%, 3/17/14	Baa2/BBB-	2,106,909
$3,000	8.45%, 6/15/18	Baa2/BBB-	1,830,528
2,500	UBS Preferred Funding Trust V, 6.243%, 5/15/16, FRN (g)	A1/BBB-	1,026,130
1,000	Wells Fargo Capital XIII, 7.70%, 3/26/13, FRN (g)(i)	B2/A	640,476
			66,176,844
Hotels/Gaming – 1.6%
6,295	Times Square Hotel Trust, 8.528%, 8/1/26 (a)(b)(d)	Baa3/BB	3,781,265
Insurance – 2.1%
	American International Group, Inc.,
2,000	1.217%, 10/18/11, Ser. MP, FRN	A3/A-	978,914
2,700	5.85%, 1/16/18, Ser. G	A3/A-	912,219
4,000	8.175%, 5/15/68, (converts to FRN on 5/15/38) (a)(d)	Ba2/BBB	460,440
6,400	8.25%, 8/15/18 (a)(d)(i)	A3/A-	2,252,538
£1,150	8.625%, 5/22/68, (Converts to FRN on 5/22/18) (b)	Ba2/BBB	80,943
			4,685,054
Software – 0.6%
$2,000	First Data Corp., 9.875%, 9/24/15	B3/B-	1,392,500
Telecommunications – 1.5%
2,000	Citizens Communications Co., 9.00%, 8/15/31	Ba2/BB	1,600,000
2,000	Qwest Communications International, Inc., 7.50%, 2/15/14	Ba3/B+	1,865,000
			3,465,000
Tobacco – 1.3%
3,000	Reynolds American, Inc., 7.25%, 6/1/13	Baa3/BBB	2,947,695
Total Corporate Bonds & Notes (cost-$123,358,072)			106,282,786

MORTGAGE-BACKED SECURITIES – 37.5%

1,624	American Home Mortgage Assets, 2.434%, 11/25/46, CMO, FRN	Caa1/AAA	478,240
844	Banc of America Alternative Loan Trust, 6.25%, 1/25/37, CMO	Ca/NR	419,426
901	Banc of America Commercial Mortgage, Inc., 5.918%, 4/11/36, CMO (a)(d)	NR/AA-	565,821
	Banc of America Funding Corp., CMO,
706	4.512%, 12/20/36, VRN	Aaa/AAA	563,727
2,862	5.979%, 10/20/46, FRN	NR/BB	1,363,386
	Banc of America Mortgage Securities, Inc., CMO, FRN,
330	4.711%, 6/25/35	Aaa/NR	213,988
2,911	5.222%, 6/25/35	Aaa/NR	1,990,731
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
2,775	4.768%, 5/25/34, FRN	Aaa/AAA	1,977,542
922	5.334%, 3/25/35, VRN	Aa2/AAA	600,469
	Bear Stearns Alt-A Trust, CMO,
5,255	0.598%, 6/25/46, FRN	Caa3/B	1,971,923
1,696	1.038%, 6/25/34, FRN	A3/AAA	803,266
1,459	4.977%, 9/25/34, VRN	A2/AAA	824,811
797	5.466%, 7/25/35, FRN	Ba1/AAA	433,182
8,000	5.771%, 8/25/36, FRN	Aaa/NR	2,124,353

4 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

$831	5.912%, 5/25/36, VRN	Caa2/AAA	$441,880
1,473	6.25%, 8/25/36, VRN	Caa2/BB	660,333
	Bear Stearns Commercial Mortgage Securities, CMO,
5,000	4.98%, 2/11/41	Aaa/NR	4,881,897
1,527	7.00%, 5/20/30, VRN	Aaa/AAA	1,526,975
5,500	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49, CMO	Aaa/AAA	4,114,221
2,030	Commercial Mortgage Pass Through Certificates, 5.306%, 12/10/46, CMO	Aaa/NR	1,559,344
	Countrywide Alternative Loan Trust, CMO,
847	6.00%, 11/25/35	Caa2/AA	505,747
2,696	6.00%, 4/25/37	NR/CCC	1,554,197
1,015	6.25%, 8/25/37	Caa1/B	501,843
1,523	6.50%, 6/25/36	Caa2/NR	778,605
	Credit Suisse First Boston Mortgage Securities Corp., CMO,
1,206	1.088%, 3/25/34, FRN	Aa2/AA+	571,137
3,710	7.50%, 5/25/32	Aaa/AAA	3,237,396
	Credit Suisse Mortgage Capital Certificates, CMO,
993	5.896%, 4/25/36	Caa1/BBB+	662,868
865	6.50%, 5/25/36	Caa2/CCC	572,544
967	6.50%, 7/26/36	NR/AAA	592,158
3,500	CS First Boston Mortgage Securities Corp., 6.574%, 12/15/35, CMO	Aaa/AAA	3,417,754
1,603	Deutsche ALT-A Securities, Inc., 0.588%, 2/25/47, CMO, FRN	Caa1/AAA	580,180
2,218	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.627%, 4/19/48, CMO, FRN	B3/AAA	368,306
797	First Horizon Alternative Mortgage Securities, 5.385%, 8/25/35, CMO, FRN	B1/AAA	277,712
2,500	GE Capital Commercial Mortgage Corp., 5.512%, 11/10/45, CMO, VRN	Aaa/AAA	2,179,107
814	GMAC Mortgage Corp. Loan Trust, 4.463%, 6/25/34, CMO, FRN	NR/NR	464,921
2,947	Greenpoint Mortgage Funding Trust, 0.618%, 1/25/37, CMO, FRN	Ba1/AAA	1,066,100
	Greenwich Capital Commercial Funding Corp, CMO,
624	4.791%, 4/10/37	Aaa/AAA	623,073
3,000	5.224%, 4/10/37, VRN	Aaa/AAA	2,588,688
626	GS Mortgage Securities Corp. II, 6.044%, 8/15/18, CMO (a)(d)	Aaa/AAA	624,827
931	Harborview Mortgage Loan Trust, 5.75%, 8/19/36, CMO, VRN	NR/B	417,474
3,000	Indymac Mortgage Loan Trust, 6.025%, 11/25/36, CMO, VRN	Caa1/AAA	1,650,068
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
3,000	5.42%, 1/15/49	Aaa/NR	2,286,019
1,150	5.833%, 2/15/51, VRN	Aaa/AAA	1,000,258
500	LB Commercial Conduit Mortgage Trust, 6.135%, 7/15/44, CMO, VRN	Aaa/AAA	362,507
	LB-UBS Commercial Mortgage Trust, CMO,
1,277	5.347%, 11/15/38	NR/AAA	1,021,042
2,000	5.43%, 2/15/40	NR/AAA	1,445,672
	MASTR Adjustable Rate Mortgage Trust, CMO,
1,914	4.961%, 10/25/34, VRN	NR/NR	1,163,901

04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 5

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

$129	5.428%, 12/25/33, FRN	Aaa/AAA	$79,205
212	5.875%, 1/25/34, FRN	Aaa/AAA	183,318
419	MLCC Mortgage Investors, Inc., 5.802%, 5/25/36, CMO, FRN	Aa2/AAA	311,802
	Morgan Stanley Capital I, CMO,
3,000	5.559%, 3/12/44, VRN	Aaa/AAA	2,450,757
645	5.569%, 12/15/44	NR/AAA	475,672
2,781	Morgan Stanley Dean Witter Capital I, 6.66%, 2/15/33, CMO	NR/AAA	2,823,635
797	Morgan Stanley Mortgage Loan Trust, 5.397%, 1/25/35, CMO, VRN	NR/AA	190,110
2,000	Prudential Securities Secured Financing Corp., 6.755%, 6/16/31, CMO, VRN (a)(d)	NR/NR	1,798,012
	Residential Accredit Loans, Inc., CMO,
1,774	0.768%, 4/25/37, FRN	Caa3/CCC	729,605
1,797	6.00%, 8/25/35	NR/AAA	1,252,382
1,706	Residential Asset Securitization Trust, 6.00%, 3/25/37, CMO	NR/B	1,027,922
1,345	Residential Funding Mortgage Sec I, 5.762%, 7/27/37, CMO, VRN	NR/AAA	656,493
2,216	Salomon Brothers Mortgage Securities VII, Inc., 6.50%, 2/25/29, CMO	NR/AAA	2,213,290
2,837	Sequoia Mortgage Trust, 0.647%, 7/20/36, CMO, FRN	Ba3/AAA	1,633,412
72	Structured Adjustable Rate Mortgage Loan Trust, 4.898%, 8/25/34, CMO, VRN	A3/AAA	42,240
1,239	Structured Asset Mortgage Investments, Inc., 0.777%, 10/19/34, CMO, FRN	Aaa/AAA	657,304
	Structured Asset Securities Corp., CMO,
4,022	0.938%, 5/25/33, FRN	NR/AAA	2,944,255
1,333	5.396%, 1/25/34, VRN	Aaa/AAA	907,941
876	TBW Mortgage, 6.00%, 7/25/36, CMO	NR/B	523,149
	Wachovia Bank Commercial Mortgage Trust, CMO,
664	0.541%, 9/15/21, FRN (a)(d)	Aaa/AAA	466,547
3,490	5.926%, 5/15/43, VRN	Aaa/NR	2,928,566
339	WaMu Mortgage Pass Through Certificates, 3.754%, 3/25/33, CMO, FRN	Aaa/AAA	235,664
	Washington Mutual, Inc., CMO, FRN,
100	0.728%, 10/25/45	Aa2/AAA	47,073
143	5.279%, 6/25/33	Aaa/AAA	122,403
	Wells Fargo Mortgage Backed Securities Trust, CMO,
236	5.242%, 4/25/36, VRN	NR/AAA	151,848
578	5.564%, 7/25/36, FRN	NR/AAA	343,073
372	5.663%, 10/25/36, FRN	B3/NR	223,557
136	5.749%, 9/25/36, FRN	NR/AAA	80,802
3,818	6.031%, 9/25/36, FRN	B3/NR	2,325,190
131	6.076%, 10/25/36, FRN	Caa1/NR	83,961
Total Mortgage-Backed Securities (cost-$97,842,790)			85,938,807

U.S. GOVERNMENT AGENCY SECURITIES (e)(i) – 10.7%
21,500	Freddie Mac, 5.50%, 8/23/17 (cost-$24,693,231)	Aaa/AAA	24,426,838

6 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value
ASSET-BACKED SECURITIES –9.0%
$1,142	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	Ca/NR	$827,159
870	American Express Credit Account Master Trust, 0.731%, 3/17/14, FRN (a)(b)(d)	Baa1/BBB	513,724
2,220	Asset-Backed Funding Certificates, 0.988%, 8/25/33, FRN	Aa2/AA	933,854
1,761	Bear Stearns Second Lien Trust, 0.658%, 12/25/36, FRN (a)(d)	Baa1/B	514,676
	Conseco Finance Securitizations Corp,
2,109	7.27%, 9/1/31	Caa1/B-	1,271,010
781	7.96%, 2/1/32	Ca/CCC-	413,615
370	7.97%, 5/1/32	Ca/CCC-	181,810
4,305	8.06%, 5/1/31	Ca/NR	2,310,741
	Conseco Financial Corp.,
389	6.86%, 3/15/28	A2/NR	323,854
1,320	7.24%, 6/15/28, VRN	Baa3/NR	1,047,346
	Countrywide Asset-Backed Certificates,
1,653	0.778%, 12/25/36, FRN (a)(d)	NR/A	939,675
289	4.693%, 10/25/35, VRN	Aa1/AAA	168,568
	Green Tree Financial Corp.,
182	6.11%, 9/1/23	NR/B-	176,901
423	6.22%, 3/1/30	NR/BBB	308,130
541	6.33%, 11/1/29, VRN	Baa2/NR	382,389
322	6.53%, 2/1/31, VRN	NR/B-	167,889
461	7.05%, 1/15/27	Ca/B	242,295
1,793	7.14%, 3/15/28	Ba1/NR	1,361,556
1,707	7.40%, 6/15/27	A3/AA	1,473,294
281	7.65%, 10/15/27, VRN	Aa1/AAA	252,082
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	567,559
660	GSAA Trust, 0.708%, 6/25/35, FRN	Aa3/AAA	381,227
673	Morgan Stanley ABS Capital I, 0.618%, 1/25/36, FRN	Baa2/AAA	555,814
	Oakwood Mortgage Investors, Inc.,
51	0.681%, 5/15/13, FRN	Caa1/BB-	25,258
2,793	8.00%, 10/15/26	NR/AAA	2,398,907
1,980	Popular ABS Mortgage Pass-Through Trust, 0.718%, 7/25/35, FRN	Aaa/AAA	944,577
1,704	Quest Trust, 1.338%, 6/25/34, FRN (a)(d)	Aa2/AA	1,497,199
743	Specialty Underwriting & Residential Finance, 0.688%, 9/25/36, FRN	Baa1/AAA	556,122
Total Asset-Backed Securities (cost-$25,433,904)			20,737,231

CONVERTIBLE PREFERRED STOCK – 7.9%

Shares

Banking – 5.1%
4,700	Bank of America Corp., 7.25%, 12/31/49, Ser. L	B3/BB-	2,711,900
14,500	Wells Fargo & Co., 7.50%, 12/31/49, Ser. L	B2/A	8,961,000
			11,672,900
Financial Services – 2.8%

200,000	Citigroup, Inc., 6.50%, 12/31/49, Class T	Ca/C	6,320,000
Total Convertible Preferred Stock (cost-$15,704,460)			17,992,900

04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 7

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value
SENIOR LOANS (a)(c) –2.5%

Financial Services – 0.6%
	First Data Corp.,
$113	3.178%, 9/24/14, Term B		$82,619
1,857	3.19%, 9/24/14, Term B		1,361,884
			1,444,503
Printing/Publishing (f) – 0.1%
85	Idearc, Inc., 4.71%, 11/17/14, Term B		33,385
515	Tribune Co., 5.00%, 6/4/24, Term X		150,316
			183,701
Telecommunications – 1.1%
	Telesat Canada, Inc.,
366	3.44%, 10/31/14, Term B		339,000
97	3.52%, 10/31/14, Term B		89,595
1,093	4.18%, 10/31/14, Term B		1,011,002
156	4.22%, 10/31/14, Term DD		144,585
264	4.27%, 10/31/14, Term B		243,808
1,890	Verizon IDEARC, Inc., 3.46%, 11/17/14, Term B (f)		743,648
			2,571,638
Wholesale – 0.7%
	Roundy’s, Inc.,
992	3.22%, 10/27/11, Term B		909,172
790	3.27%, 10/27/11, Term B		724,453
			1,633,625
Total Senior Loans (cost-$8,007,928)			5,833,467

MUNICIPAL BONDS – 0.8%

West Virginia – 0.8%
3,155	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$3,023,877)	Baa3/BBB	1,774,751

PREFERRED STOCK – 0.1%

Shares

Financial Services – 0.1%
	SLM Corp.,
8,500	2.08%, 1/16/18	Baa2/NR	73,631
32,400	2.24%, 3/15/17	NR/NR	286,578
Total Preferred Stock (cost-$460,125)			360,209

SHORT-TERM INVESTMENTS – 26.0%

Principal Amount (000)
Corporate Notes – 15.5%
Financial Services – 15.5%
$2,000	CIT Group, Inc., 1.451%, 3/12/10, FRN (i)	Ba2/BBB-	1,586,730

8 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value
Financial Services (continued)
	General Motors Acceptance Corp. LLC,
$24,000	2.488%, 5/15/09, FRN	C/CCC	$23,730,000
5,000	7.75%, 1/19/10	C/CCC	4,500,905
RUB 165,000	GPB Eurobond Finance PLC, 7.25%, 2/22/10	Baa2/BB+	4,616,530
$1,000	International Lease Finance Corp., 4.375%, 11/1/09	Baa2/BBB+	949,766
332	SLM Corp., 1.23%, 3/15/10, FRN	Baa2/BBB-	227,871
Total Corporate Notes (cost-$38,212,815)			35,611,802

U.S. Treasury Bills (h) – 9.7%
22,220	0.07%-0.98%, 5/7/09-6/11/09 (cost-$22,219,165)		22,219,165

Repurchase Agreements – 0.8%
1,750	State Street Bank & Trust Co., dated 4/30/09, 0.01%, due 5/1/09, proceeds $1,750,000; collateralized by U.S. Treasury Bills, 0.081%, due 8/13/09, valued at $1,789,463 (cost-$1,750,000)		1,750,000
Total Short–Term Investments (cost-$62,181,980)			59,580,967

Total Investments (cost-$360,706,367) – 140.9%			322,927,956
Liabilities in excess of other assets – (40.9%)			(93,721,960)
Net Assets – 100%			$229,205,996

04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 9

PIMCO Income Opportunity Fund Schedule of Investments

April 30, 2009 (unaudited) (continued)

Notes to Schedule of Investments:
(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $29,508,776, representing 12.9% of net assets.
(b)	Illiquid security.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on April 30, 2009.

(d)

144A Security—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery security. To be settled/delivered after April 30, 2009.
(f)	In default.
(g)	Perpetual maturity security. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.
(h)	All or partial amount segregated as collateral for swaps transactions.
(i)	All or partial amount segregated as collateral for reverse repurchase agreements.

Glossary:
	£-	British Pound Sterling
	€-	Euro
CMO	-	Collateralized Mortgage Obligation
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on April 30, 2009.
LIBOR	-	London Inter-Bank Offered Rate
NR	-	Not Rated
RUB	-	Russian Ruble
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on April 30, 2009.

10 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09 | See accompanying Notes to Financial Statements

PIMCO Income Opportunity Fund Statement of Assets and Liabilities

April 30, 2009 (unaudited)

Assets:
Investments, at value (cost-$360,706,367)	$322,927,956
Cash (including foreign currency of $1,492,518 with a cost of $1,411,328)	3,837,815
Receivable for investments sold	20,838,883
Interest receivable	3,104,039
Unrealized appreciation of forward foreign currency contracts	2,194,378
Unrealized appreciation of swaps	31,643
Receivable for swaps terminated	41
Prepaid expenses	19,190
Total Assets	352,953,945

Liabilities:
Payable for reverse repurchase agreements	53,249,000
Payable for investments purchased	24,920,115
Premium for swaps sold	22,688,269
Unrealized depreciation of swaps	16,468,380
Unrealized depreciation of forward foreign currency contracts	2,734,535
Dividends payable to shareholders	2,521,174
Payable to broker for collateral	540,000
Payable to broker	308,247
Investment management fees payable	214,040
Interest payable for reverse repurchase agreements	10,513
Accrued expenses and other liabilities	93,676
Total Liabilities	123,747,949
Net Assets	$229,205,996

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 14,243,921 shares issued and outstanding)	$142
Paid-in-capital in excess of par	338,407,802
Dividends in excess of net investment income	(5,030,625)
Accumulated net realized loss	(49,500,480)
Net unrealized depreciation of investments, swaps and foreign currency transactions	(54,670,843)
Net Assets	$229,205,996
Net Asset Value Per Share	$16.09

See accompanying Notes to Financial Statements. | 04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 11

PIMCO Income Opportunity Fund Statement of Operations

Six Months ended April 30, 2009 (unaudited)

Investment Income:
Interest	$15,302,861
Dividends	547,366
Facility and other fee income	31,045
Total Investment Income	15,881,272

Expenses:
Investment management fees	1,426,429
Interest expense	672,211
Custodian and accounting agent fees	92,314
Shareholder communications	41,630
New York Stock Exchange listing fees	39,866
Audit and tax services	34,390
Trustees’ fees and expenses	17,081
Transfer agent fees	13,237
Legal fees	12,714
Insurance expense	4,804
Miscellaneous	3,222
Total expenses	2,357,898

Net Investment Income	13,523,374

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(28,718,822)
Swaps	(18,904,525)
Foreign currency transactions	3,517,353
Net change in unrealized appreciation/depreciation of: Investments	17,610,670
Swaps	5,295,759
Unfunded loan commitments	14,722
Foreign currency transactions	(2,855,856)
Net realized and change in unrealized loss on investments, swaps, unfunded loan commitments and foreign currency transactions	(24,040,699)
Net Decrease in Net Assets Resulting from Investment Operations	$(10,517,325)

12 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09 | See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund Statement of Changes in Net Assets

	Six Months ended April 30, 2009 (unaudited)	Period November 30, 2007* through October 31, 2008
Investment Operations:
Net investment income	$13,523,374	$20,555,202
Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(44,105,994)	(4,528,880)
Net change in unrealized appreciation/depreciation of investments, swaps, unfunded loan commitments and foreign currency transactions	20,065,295	(74,736,138)
Net decrease in net assets resulting from investment operations	(10,517,325)	(58,709,816)

Dividends to Shareholders from Net Investment Income	(15,069,506)	(24,978,010)

Capital Share Transactions:
Net proceeds from the sale of common stock	–	335,126,213
Offering costs charged to paid-in capital in excess of par	–	(701,835)
Reinvestment of dividends	1,618,588	2,337,675
Net increase from capital transactions	1,618,588	336,762,053
Total increase (decrease) in net assets	(23,968,243)	253,074,227

Net Assets:
Beginning of period	253,174,239	100,012
End of period (including dividends in excess of net investment income of $(5,030,625) and $(3,484,493), respectively)	$229,205,996	$253,174,239

Shares Issued and Reinvested:
Issued	–	14,036,700
Issued in reinvestment of dividends	103,051	99,981
Net Increase	103,051	14,136,681

* Commencement of operations

See accompanying Notes to Financial Statements. | 04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 13

PIMCO Income Opportunity Fund Statement of Cash Flows

Six Months ended April 30, 2009 (unaudited)

Increase in Cash from:

Cash Flows provided by Operating Activities:
Net decrease in net assets resulting from operations	$(10,517,325)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Investments Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(614,217,006)
Proceeds from sales of long-term investments	763,536,975
Purchases of short-term portfolio investments, net	(23,417,116)
Net change in unrealized depreaciation of investments, swaps, unfunded loan commitments and foreign currency transactions	(20,065,295)
Net realized loss on investments, swaps and foreign currency transactions	44,105,994
Net amortization on investments	(4,173,520)
Decrease in interest receivable	1,914,645
Decrease in payable to broker	(33,741)
Decrease in payable to broker for collateral	(460,000)
Decrease in prepaid expenses	17,819
Decrease in interest payable for reverse repurchase agreements	(277,853)
Periodic and termination payments on derivatives, net	(19,816,958)
Proceeds from currency transactions	3,695,880
Decrease in investment management fees payable	(146,538)
Decrease in accrued expenses and other liabilities	(48,276)
Net cash provided by operating activities	120,097,685

Cash Flows used for Financing Activities:
Decrease in reverse repurchase agreements	(102,751,000)
Cash dividends paid (excluding reinvestment of dividends of $1,618,588)	(13,432,678)
Decrease in cash overdraft at custodian	(626,066)
Net cash used for financing activities	(116,809,744)
Net increase in cash	3,287,941
Cash at beginning of period	549,874
Cash at end of period	$3,837,815

The Fund paid $950,005 in cash for interest primarily on reverse repurchase agreements.

14 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09 | See accompanying Notes to Financial Statements.

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Income Opportunity Fund (the “Fund”), was organized as a Massachusetts business trust on September 12, 2007. Prior to commencing operations on November 30, 2007, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate price of $100,012 to Allianz Global Investors of America, L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund issued 13,000,000 shares of common stock in its initial public offering. An additional 1,036,700 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $701,835 (representing $0.05 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par. The Investment Manager has paid all offering costs (other than the sales load) exceeding $0.05 per share and organizational costs of approximately $25,000.

The Fund’s primary investment objective is to seek current income as a primary focus and also capital appreciation. Under normal market conditions, the Fund will seek to achieve its objective and produce total return for shareholders by investing in a global portfolio of corporate debt, government and sovereign debt, mortgage-backed and other asset-backed securities, bank loans and related instruments, convertible securities and income-producing securities of U.S. and foreign issuers, including emerging market issuers.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimated.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation of the Interpretation has resulted in no material impact to the Fund’s financial statements at April 30, 2009. The Fund’s federal tax returns since inception (November 30, 2007) remain subject to examination by the Internal Revenue Service.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded options, futures and

04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 15

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments (continued)

options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the financial statements. The Fund’s NAV is normally determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurement

Effective November 1, 2008 the Fund adopted FASB Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of the fair value measurements. Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy under SFAS 157 are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Fund to measure fair value during the six months ended April 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques on Level 3 investments: multi-dimensional relational pricing model and option adjusted spread pricing.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used at April 30, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities		Other Financial
Valuation Inputs	Assets	Liabilities	Instruments
Level 1 – Quoted Prices	$18,353,109	$—	$—
Level 2 – Other Significant Observable Inputs	302,579,508	—	(16,276,672)
Level 3 – Significant Unobservable Inputs	1,995,339	—	(700,222)
Total	$322,927,956	$—	$(16,976,894)

16 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurement (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) at April 30, 2009, were as follows:

	Investments in Securities	Other Financial Instruments
Beginning balance, 10/31/08	$4,868,822	$(3,405,521)
Net purchases (sales) and settlements	(2,885,822)	2,420,438
Accrued discounts (premiums)	16,555	–
Total realized gain (loss)	8,354	–
Total change in unrealized appreciation/depreciation	(12,570)	284,861
Ending balance, 4/30/09	$1,995,339	$(700,222)

Net change in unrealized appreciation/depreciation of investments at 4/30/09	$(24,528)	$284,861

Realized gain (loss) and change in unrealized appreciation/depreciation is recorded on the Statement of Operations.

In April 2009, the FASB issued FASB Staff Position No. 157-4. “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Fund management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

(c) Disclosures about Credit Derivatives

The Fund has adopted FASB Staff Positions No. 133-1 and FIN 45-4 “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FAS Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“FSP”), which required enhanced transparency of the effect of credit derivatives and guarantees on an issuer’s financial position, financial performance and cash flows. FSP is effective for reporting periods after November 15, 2008. FSP applies to certain credit derivatives, hybrid instruments that have embedded credit derivatives (for example, credit-linked notes), and certain guarantees and it requires additional disclosures regarding credit derivatives with sold protection. Fund management has determined that FSP has no material impact on the Fund’s financial statements. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the disclosures within Footnote 3(a) in the Notes to the Financial Statements.

See also “Swap Agreements” — Note 1(i) for a description of the nature of each credit derivative, maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection and fair value of each credit derivative at April 30, 2009. Potential losses related to hybrid instruments that have embedded credit derivatives are limited to the initial cost of investments.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Fund management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

(d) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date.

04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 17

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(d) Investment Transactions and Investment Income (continued)

Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are recorded as interest income on the Statement of Operations.

(e) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and net short-term capital gains (if any) from the sale of portfolio securities and other sources monthly. Distributions of net realized long-term capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

(h) Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(i) Swap Agreements

The Fund may enter into swap agreements. Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross- currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In

18 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(i) Swap Agreements (continued)

connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or

04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 19

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(i) Swap Agreements (continued)

permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 3(a)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of April 30, 2009 for which the Fund is the seller of protection are disclosed later in the Notes (see 3(a)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

(j) Senior Loans

The Fund may purchase assignments of Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(k) Repurchase Agreements

The Fund may enter into repurchase agreements. The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the

20 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(k) Repurchase Agreements (continued)

repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(l) Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(m) When-Issued/Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(n) Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(o) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e. not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 21

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies (continued)

(p) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable on a monthly basis, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets means the total assets of the Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC, (the “Sub-Adviser”) to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives to the Sub-Adviser in return for its services.

3. Investments in Securities

For the six months ended April 30, 2009, purchases and sales of investments, other than short-term securities and U.S. government obligations were $145,760,497 and $109,467,483, respectively. Purchases and sales in U.S. Government obligations were $447,876,088 and $629,946,195, respectively.

(a) Credit default swap agreements:

Buy protection swap agreements outstanding at April 30, 2009 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)	Termination Date	Payments Paid by Fund	Market Value (5)	Upfront Premiums Paid	Unrealized Depreciation
Barclays Bank:
UBS	€600	1.83%	3/20/14	(2.25)%	$(16,624)	$—	$(16,624)

Sell protection swap agreements outstanding at April 30, 2009 (2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
ABN AMRO Bank N. V.:
Petroleos de Venezuela	$1,500	17.40%	12/20/17	6.40%	$(481,124)	$—	$(481,124)
Barclays Bank:
Gazprom	1,250	4.59%	12/20/17	1.90%	(191,557)	—	(191,557)
VTB Capital S.A.	1,250	6.85%	12/20/17	2.34%	(300,064)	—	(300,064)
Bear Stearns:
Home Equity Index	2,000	37.16%	8/25/37	0.15%	(1,939,700)	(1,220,000)	(719,700)
Home Equity Index	2,000	48.73%	1/25/38	1.92%	(1,916,267)	(1,240,000)	(676,267)
Home Equity Index	1,000	18.42%	5/25/46	0.17%	(929,825)	(420,000)	(509,825)

22 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

3. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000) (4)	Credit Spread (3)	Termination Date	Payments Received by Fund	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Citigroup:
Majapahit Holding	$3,000	— %†	12/20/17	2.65%	$(355,819)	$—	$(355,819)
Republic of Indonesia	3,000	4.05%	12/20/17	2.14%	(353,999)	—	(353,999)
SLM	2,000	13.44%	12/20/13	5.00%	(436,318)	(315,000)	(121,318)
SLM	500	13.44%	12/20/13	5.00%	(109,079)	(70,000)	(39,079)
Credit Suisse First Boston:
ABS Home Equity Index	15,000	37.16%	8/25/37	0.15%	(14,547,687)	(12,200,000)	(2,347,687)
Home Equity Index	2,818	12.40%	7/25/45	0.18%	(866,007)	(126,800)	(739,207)
Home Equity Index	4,000	17.08%	7/25/45	0.54%	(3,687,900)	(1,740,000)	(1,947,900)
TNK	1,500	— %†	12/20/17	3.15%	(344,403)	—	(344,403)
Deutsche Bank:
CIT Group	5,000	16.70%	12/20/13	5.00%	(1,452,980)	(1,250,000)	(202,980)
CIT Group	2,000	16.70%	12/20/13	5.00%	(581,192)	(530,000)	(51,192)
General Electric	3,400	6.85%	12/20/13	4.70%	(245,149)	—	(245,149)
General Electric	7,000	6.85%	12/20/13	4.82%	(474,745)	—	(474,745)
Home Equity Index	300	37.16%	8/25/37	0.15%	(290,955)	(180,750)	(110,205)
Home Equity Index	939	12.40%	7/25/45	0.18%	(288,660)	(138,542)	(150,118)
Home Equity Index	300	17.08%	7/25/45	0.54%	(276,583)	(124,500)	(152,083)
Home Equity Index	300	18.42%	5/25/46	0.17%	(278,948)	(120,000)	(158,948)
SLM	1,400	13.44%	12/20/13	5.00%	(305,422)	(196,000)	(109,422)
Goldman Sachs:
CIT Group	2,000	16.70%	12/20/13	5.00%	(581,192)	(480,000)	(101,192)
JPMorgan:
Cemex SAB de C.V	2,000	15.95%	12/20/17	1.64%	(632,089)	—	(632,089)
Merrill Lynch & Co.:
American Express	7,000	4.01%	12/20/13	4.10%	31,643	—	31,643
Dow Jones CDX HY-9 Index 35-100%	9,739	3.89%	12/20/12	1.44%	(703,130)	—	(703,130)
SLM	7,000	13.44%	12/20/13	5.00%	(1,527,111)	(857,500)	(669,611)
Morgan Stanley:
Home Equity Index	5,800	12.58%	8/25/37	0.09%	(4,320,463)	(1,305,003)	(3,015,460)
Home Equity Index	2,348	12.40%	7/25/45	0.18%	(721,657)	(174,174)	(547,483)
					$(39,108,382)	$(22,688,269)	$(16,420,113)

†	Issuer in default.
(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and

04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 23

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

3. Investments in Securities (continued)

represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at April 30, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

€ –	Euro

(b) Forward foreign currency contracts outstanding at April 30, 2009:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2009	Unrealized Appreciation (Depreciation)
Purchased:
160,326 Euro settling 5/14/09	Royal Bank of Scotland PLC	$208,452	$212,441	$3,989
6,000,000 Mexican Peso settling 5/19/09	Merrill Lynch	450,045	431,387	(18,658)
149,671 Mexican Peso settling 5/19/09	Barclays Bank	10,536	10,761	225
5,484,262 Mexican Peso settling 5/19/09	Citigroup	502,544	394,306	(108,238)
223,567,350 Russian Ruble settling 5/6/09	Citigroup	6,525,608	6,755,442	229,834
3,812,400 Russian Ruble settling 5/6/09	JPMorgan	120,000	115,198	(4,802)
99,044,731 South African Rand settling 5/14/09	Barclays Bank	9,951,561	11,661,684	1,710,123
68,899 South African Rand settling 11/18/09	Barclays Bank	7,062	7,863	801
29,200 South African Rand settling 5/14/09	Citigroup	2,848	3,438	590
39,700 South African Rand settling 5/14/09	JPMorgan	3,881	4,674	793
Sold:
3,871,000 Euro settling 5/14/09	Barclays Bank	5,132,946	5,129,283	3,663
388,000 British Pound settling 5/21/09	Citigroup	571,184	574,926	(3,742)
11,633,933 Mexican Peso settling 5/19/09	Barclays Bank	821,926	836,454	(14,528)
223,567,350 Russian Ruble settling 7/13/09	Citigroup	6,327,975	6,620,007	(292,032)

24 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

3. Investments in Securities (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value April 30, 2009	Unrealized Appreciation (Depreciation)
140,304,000 Russian Ruble settling 5/6/09	HSBC Bank USA	$4,440,000	$4,239,508	$200,492
87,075,750 Russian Ruble settling 5/6/09	JPMorgan	2,675,000	2,631,132	43,868
92,948,434 South African Rand settling 5/14/09	Barclays Bank	8,797,261	10,943,896	(2,146,635)
6,165,197 South African Rand settling 5/14/09	UBS	580,000	725,900	(145,900)
				$(540,157)

The Fund received $212,142 principal value in U.S. Government Securities and $270,000 in cash as collateral for derivative contracts. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received as securities cannot be pledged.

(c) Open reverse repurchase agreements at April 30, 2009 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Barclays Bank	0.85%	4/9/09	5/8/09	$3,616,878	$3,615,000
	0.75%	4/17/09	5/1/09	7,381,152	7,379,000
	0.75%	4/20/09	5/20/09	13,011,981	13,009,000
	0.75%	4/27/09	5/11/09	711,059	711,000
Credit Suisse First Boston	0.85%	4/6/09	5/6/09	490,289	490,000
	0.75%	4/17/09	5/18/09	3,269,953	3,269,000
	0.75%	4/30/09	5/14/09	4,571,095	4,571,000
JPMorgan	0.25%	4/16/09	5/14/09	20,207,106	20,205,000
					$53,249,000

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended April 30, 2009 was $61,002,398 at a weighted average interest rate of 2.22%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreement) for open reverse repurchase agreements at April 30, 2009 was $59,736,655.

The Fund received $270,000 in cash as collateral for reverse repurchase agreements.

4. Income Tax Information

Net investment income and net realized gains differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For the six months ended April 30, 2009, the Fund received $1,144,890 from swap agreements, which are treated as net realized gain for financial statement purposes and as net income for federal income tax purposes.

The cost basis of portfolio securities of $360,706,367 is substantially the same for both federal income tax and financial reporting purposes. Aggregate gross unrealized appreciation for securities in which there is an excess value over tax cost is $7,703,613; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $45,482,024; net unrealized depreciation for federal income tax purposes is $37,778,411.

5. Subsequent Dividend Declarations

On May 1, 2009, a dividend of $0.177 per share was declared to common shareholders payable June 1, 2009 to shareholders of record on May 11, 2009.

04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 25

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

5. Subsequent Dividend Declarations (continued)

On June 1, 2009, a dividend of $0.177 per share was declared to common shareholders payable July 1, 2009 to shareholders of record on June 11, 2009.

6. Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions associated with Lehman Brothers as counterparty have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as payable to broker on the Statement of Assets and Liabilities and net realized gain (loss) on the Statement of Operations. These amounts are based on the Investment Manager’s legal interpretations under its netting agreements and recoverability estimates and may differ significantly from the amount which might ultimately be realized or paid. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as referenced entity. These recovery rates as well as the current value of Senior Lehman bonds, have been utilized in determining estimated recovery values for certain holdings. Financial assets and liabilities may be offset and the net amount may be reported in the statement of assets and liabilities where there is a legally enforceable right to set off the recognized amounts and the provisions of FASB Interpretation No. 39, “Offsetting of Amounts Related to Certain Contracts” (“FIN 39”) have been met. As a result of early terminated swap contracts, the Fund realized losses which decreased the Fund’s NAV by $0.22 per share.

The Sub-Adviser has delivered notices of default and in some cases, claim notices, to certain entities of Lehman Brothers in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Adviser has terminated the trades and has obtained quotations from brokers for replacement trades.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the Fund’s financial statements.

7. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

26 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09

PIMCO Income Opportunity Fund Notes to Financial Statements

April 30, 2009 (unaudited)

7. Legal Proceedings (continued)

Since February 2004, the Investment Manager, the Sub-Adviser, and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Adviser, or their affiliates or related injunctions.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 27

PIMCO Income Opportunity Fund Financial Highlights

For a share of stock outstanding throughout each period:

	Six Months ended April 30, 2009 (unaudited)	November 30, 2007* through October 31, 2008

Net asset value, beginning of period	$17.90	$23.88	**
Investment Operations:
Net investment income	0.96	1.46
Net realized and change in unrealized loss on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	(1.71)	(5.62)
Total from investment operations	(0.75)	(4.16)
Dividends to Shareholders from Net investment income	(1.06)	(1.77)
Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	–	(0.05)
Net asset value, end of period	$16.09	$17.90
Market price, end of period	$16.27	$18.10
Total Investment Return (1)	(3.82)%	(21.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$229,206	$253,174
Ratio of expenses to average net assets (3)	2.10%	2.29	%(2)
Ratio of expenses to average net assets, excluding interest expense (3)	1.50%	1.45	%(2)
Ratio of net investment income to average net assets (3)	12.04%	7.10%
Portfolio turnover	196%	221%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(p) in Notes to Financial Statements).
(3)	Annualized

28 PIMCO Income Opportunity Fund Semi-Annual Report | 04.30.09

PIMCO Income Opportunity Fund	Annual Shareholder Meeting Results/
Proxy Voting Policies & Procedures/Changes
to the Fund’s Investment Policies (unaudited)

Annual Shareholder Meeting Results:

The Fund held it’s annual meeting of shareholders on February 26, 2009, shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of Robert E. Connor, Class III to serve until 2011	12,596,607	334,968

Election of Hans W. Kertess, Class I to serve until 2012	12,614,757	316,818

Election of William B. Ogden, IV, Class I to serve until 2012	12,596,356	335,219

Election of R. Peter Sullivan, III, Class III to serve until 2011	12,618,069	313,506

Election of Diana L. Taylor, Class II to serve until 2010	12,629,325	302,250
Messrs. Paul Belica and John C. Maney continue to serve as Trustees of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

Changes to the Fund’s Investment Policies:

Preferred Stock and Convertible Securities: Conversion to Common Stock. The Fund may invest in preferred stock and convertible securities, and these securities may allow for conversion into common stock. Effective April 6, 2009, the Fund’s investment policies were revised to make explicit that the Fund may hold common stock received from conversion of other portfolio securities, such that common stock may represent up to 20% of the Fund’s total assets. The Board of Trustees formally approved of this policy based on the recommendations of the Investment Manager and Sub-Adviser that having the ability to hold common stock under these circumstances would be in the best interest of the Fund and the Fund’s shareholders. The Sub-Adviser believes it is in the best interests of the Fund to have the flexibility to participate in such conversions and to hold common stock received in such conversions until adequate value can be realized or it otherwise deems it appropriate to dispose of common stock holdings.

Holding common stock involves risks different from or in addition to the risks associated with debt instruments. The market price of common stocks and other equity securities may go up or down, sometimes rapidly or unpredictably. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or sector, or in a number of different industries or sectors, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates, adverse circumstances involving the credit markets, periods of relative illiquidity, volatility, and perceived or actual instability in the banking and financial service sectors. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Equity securities generally have greater price volatility and usually produce lower yields than bonds and other debt securities.

04.30.09 | PIMCO Income Opportunity Fund Semi-Annual Report 29

Trustees and Fund Officers

Hans W. Kertess	Brian S. Shlissel
Trustee, Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Trustee	Treasurer, Principal Financial & Accounting Officer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John C. Maney	Scott Whisten
Trustee	Assistant Treasurer
William B. Ogden, IV	Richard J. Cochran
Trustee	Assistant Treasurer
R. Peter Sullivan III	Youse E. Guia
Trustee	Chief Compliance Officer
Diana L. Taylor	Kathleen A. Chapman
Trustee	Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1345 Avenue of the Americas

New York, NY 10105

Sub-Adviser

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar

PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Income Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion hereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On March 9, 2009, the Fund submitted CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls (over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	PIMCO Income Opportunity Fund

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date	July 1, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date	July 1, 2009

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date	July 1, 2009